Ticker Symbol: PSDSX Palmer Square Ultra-Short Duration Investment Grade Fund
Summary Prospectus	October 30, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://www.palmersquarefunds.com/funds/ultra-short-duration-investment-grade-fund-psdsx. You may also obtain this information at no cost by calling 1-800-736-1145 or by sending an e-mail request to investorrelations@palmersquarecap.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 30, 2026, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objectives

The investment objective of the Palmer Square Ultra-Short Duration Investment Grade Fund (the “Fund”) is to seek income. A secondary objective of the Fund is to seek capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)		None
Wire fee		$20
Overnight check delivery fee		$25
Retirement account fees (annual maintenance fee)		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.25%
Distribution (Rule 12b-1) fees		None
Other expenses		0.53%
Shareholder servicing fee	0.15%
All other expenses	0.38%
Acquired Fund Fees and Expenses(1)		0.01%
Total annual fund operating expenses		0.79%
Fees waived and/or expenses reimbursed(2)		(0.28)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		0.51%

1       Acquired Fund Fees and Expenses are indirect expenses incurred through the Fund’s investments in other investment companies, including money market funds used for cash management purposes.

2       The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.50% of the average daily net assets of the Fund. This agreement is in effect for two years from commencement of operations of the Fund, and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$52	$224	$411	$952

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities rated investment grade at time of purchase. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch’’) or, if unrated by Moody’s, S&P, Fitch, or another Nationally Recognized Statistical Rating Organization (“NRSRO”), determined by Palmer Square Capital Management LLC (the “Advisor”), the Fund’s advisor, to be of comparable credit quality. The types of debt securities in which the Fund may invest include, but are not limited to, (i) asset-backed securities, including collateralized loan obligations (“CLOs”) and mortgage-backed securities, (ii) corporate bonds, notes, debentures and commercial paper, (iii) securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (iv) bank loans, (v) senior secured floating rate and fixed rate loans or debt, and (vi) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt. The Fund may invest a significant portion of its assets in a limited number of investment types. The Fund’s investment strategy involves active and frequent trading.

The Fund’s asset-backed securities investments may be comprised of loans or leases secured by motor vehicles or other equipment, consumer receivables from sources such as credit cards or student loans, or cash flows from operating assets such as royalties and leases.

Mortgage-backed securities in which the Fund may invest include those issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“Ginnie Mae”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The Fund may also invest in commercial mortgage-backed securities (“CMBS”) and collateralized mortgage-backed securities (“CMOs”) issued or guaranteed by private entities.

The Fund’s investments will generally be U.S. dollar denominated. While the Fund may invest in securities of any maturity, the Fund will maintain an average portfolio duration under normal market conditions of less than one year. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates.

In pursuing the Fund’s investment objectives, the Advisor uses a blend of top-down analysis, which includes macro analysis, analysis of valuation metrics across credit sectors, and sector monitoring, and bottom-up analysis, which involves individual issuer and management analysis and security/transaction evaluation that seeks to identify debt securities that it believes can provide highly competitive rate yields and total return over the long term with relatively mitigated credit risk.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

•   Market Risk. The market price of a security or other instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular issuer, such as changes in economic conditions, investor sentiment, market liquidity, interest rates, credit conditions, currency exchange rates or expectations regarding corporate earnings. The market value of a security or instrument also may decline because of factors affecting a particular issuer, industry or sector, including increased costs, competitive pressures, labor shortages, regulatory developments or reduced demand for goods and services. Market conditions may cause the value of the Fund’s investments to fluctuate significantly and may adversely affect the Fund’s performance. The increasing use of artificial intelligence and other emerging technologies may create competitive advantages for some issuers while adversely affecting others. Companies that are unable to adapt to technological change or successfully implement new technologies may experience reduced revenues, increased costs, operational disruptions or competitive disadvantages that could negatively affect the value of the Fund’s investments.

•   Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a fixed rate bond or loan, the more sensitive it is to this risk. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Falling interest rates also create the potential for a decline in the Fund’s income.

•   Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

•   Risk of Large Shareholder Redemptions. Certain entities, accounts or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities, accounts or individuals of their holdings in the Fund may impact the Fund’s liquidity and net asset value per share (“NAV”). These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

•   Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Advisor using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Advisor had not fair-valued the security or had used a different valuation methodology.

•   Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

•   Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

•   Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

•   Bank Loan Risk. The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest, which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. Bank loan trades may also be subject to settlement delays. In addition, bank loans may not be considered securities under U.S. federal securities laws and, as a result, investments in them may not have the protection of the anti-fraud provisions of the federal securities laws.

•   Senior Loan Risk. The Fund may invest in floating or adjustable rate senior loans. These investments are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•   Collateralized Loan Obligations Risk. The Fund is subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks as a result of the structure of CLOs in which the Fund may invest. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Fund and the ability of the Fund to execute its investment strategy. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited.

•   Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to prepayment risk and extension risk. If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

•   Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

•   Reference Rate and Benchmark Risk. The Fund may invest in securities that pay interest based on SOFR or other benchmark or reference rates. Changes in the availability, liquidity, methodology, administration or regulation of a reference rate may adversely affect the value, liquidity or return of the Fund’s investments. In addition, reference rates may not perform in the same manner as historical benchmark rates, including LIBOR, and may not accurately track broader market interest rates. Differences between reference rates and other market interest rates may result in basis risk and adversely affect the performance of the Fund’s investments.

•   Subordinated Securities Risk. The Fund may invest in securities that are subordinated in right of payment to more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•   Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

•   Portfolio Focus Risk. To the extent a significant portion of the Fund’s assets is invested in a limited number of investment types, the Fund’s exposure to the risks associated with that investment type or types will be greater than if the Fund’s assets are diversified among many different investment types.

•   Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

•   Market Events, Geopolitical Developments and Government Actions Risk. Market volatility may occur in response to economic, political, geopolitical and other events, including armed conflicts, sanctions, trade disputes, tariffs, cyberattacks, terrorist activities and disruptions to energy and commodity markets. Governmental and central bank responses to such events may not achieve their intended objectives and may have unintended consequences. These events and related policy actions may adversely affect financial markets and the value, liquidity and performance of the Fund’s investments.

•   Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

•   Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

•   Counterparty Risk. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in a significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Performance

On November 3, 2025, the Fund acquired all of the assets and liabilities of Palmer Square Ultra-Short Duration Investment Grade Fund, a series of Investment Managers Series Trust (the “Ultra-Short Duration Predecessor Fund”, together with the Income Plus Predecessor Fund, the “Predecessor Funds”), in a tax-free reorganization (the “Reorganization”). As a result of the Reorganization, the Fund has assumed the performance history of the Ultra-Short Duration Predecessor Fund. Performance shown below prior to the date of the Reorganization is that of the Ultra-Short Duration Predecessor Fund.

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of an appropriate broad-based securities market index. Updated performance information is available at the Fund’s website, www.palmersquarefunds.com or by calling the Fund at 1-800-736-1145. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
1.51%
1.83%
3.00%
1.59%
0.05%
-0.28%
5.81%
5.85%
4.64%
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
12/31/25

The year-to-date return for the Fund as of September 30, 2026 was 2.71%.

Highest Calendar Quarter Return at NAV (not-annualized):	2.45%	Quarter Ended June 30, 2020
Lowest Calendar Quarter Return at NAV (not-annualized):	(1.61)%	Quarter Ended March 31, 2020
Average Annual Total Returns for the periods ended December 31, 2025	1 Year	5 Year	Since Inception October 7, 2016
Return Before Taxes	4.64%	3.18%	2.60%
Return After Taxes on Distributions*	2.75%	1.79%	1.51%
Return After Taxes on Distributions and Sale of Fund Shares*	2.73%	1.83%	1.52%
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.17%	3.17%	2.34%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	1.61%

*              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Palmer Square Capital Management LLC

Portfolio Managers

Angie K. Long, CFA, Chief Investment Officer, and Christopher D. Long, Chief Executive Officer, have been jointly and primarily responsible for the day-to-day management of the Fund’s (including the Ultra-Short Duration Predecessor Fund) portfolio since its inception in 2016. Jon R. Brager, CFA, Managing Director and Portfolio Manager, has been jointly and primarily responsible for the day-to-day management of the Fund’s (including the Ultra-Short Duration Predecessor Fund) portfolio since October 1, 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are available for investment only by clients of financial intermediaries, institutional investors, and other investors approved by the Advisor.

To purchase shares of the Fund, you must invest at least the following minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
	$250,000	None

Shares of the Fund are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone. If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.